Exhibit 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of ______________, 2001 by and between POORE BROTHERS, INC., a Delaware corporation ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("TEJAS"), POORE BROTHERS - BLUFFTON, LLC (formerly known as Wabash Foods, LLC ("WABASH")), a Delaware limited liability company ("PBB"), BOULDER NATURAL FOODS, INC., an Arizona corporation ("BOULDER"), and BN FOODS, INC., a Colorado corporation ("BNF") (PBI, PBAI, PBDI, Tejas, PBB, Boulder and BNF each a "BORROWER" and collectively the "BORROWER" or the "BORROWERS"), and U.S. BANK NATIONAL
ASSOCIATION, a national banking association, successor in interest to U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "LENDER").

                                    RECITALS:

     A. PBI, PBAI, PBDI, Tejas, PBB (as Wabash) and the Lender entered into a certain Credit Agreement dated as of October 3, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2000 (as amended, the "CREDIT AGREEMENT"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     B. Boulder became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 7, 2000 by and between Boulder, Lender, PBI, PBAI, PBDI, Tejas and PBB (as Wabash).

     C. BNF became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 30, 2000 by and between BNF, Lender, PBI, PBAI, PBDI, Tejas, PBB (as Wabash) and Boulder.

     D. The Borrowers have requested the Lender to amend the Credit Agreement to provide a temporary ninety (90) day increase in the Revolving Commitment Amount (as defined in the Credit Agreement). The Lender has agreed to do so upon the terms and subject to the conditions herein set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DELIVERY OF DOCUMENTS. At or prior to the execution of this Amendment, Borrowers shall have delivered or caused to be delivered to the Lender the following documents each dated such date and in form and substance satisfactory to the Lender and duly executed by all appropriate parties:

          (a)  This Amendment.

          (b)  Revolving Note in the form attached hereto.

          (c) Acknowledgment and Consent of Subordinated Lender from Wells Fargo Small Business Investment Company, Inc. in the form attached hereto.

          (d) The Articles of Merger of PBDI with and into PBI, for filing with the State of Arizona;

          (e)  The Plan and Agreement of Merger of PBDI with and into PBI;

          (f) The Certificate of Ownership and Merger of PBDI with and into PBI, for filing with the State of Delaware;

          (g) The Unanimous Consent of the Directors of PBDI authorizing the merger transaction contemplated by the documents listed in items 1(d)-1(f) above;

          (h)  The Unanimous  Consent of Directors of PBI authorizing the merger
               transaction   contemplated  by  the  documents  listed  in  items
               1(d)-(f) above;

          (i) UCC-3 Financing Statement relating to that certain UCC-1 Financing Statement filed with the Arizona Secretary of State on September 16, 1999 as Document No. 01084753 showing PBDI, as Debtor, and Lender, as Secured Party, which UCC-3 Financing Statement amends such UCC-1 Financing Statement by changing the Debtor's name from PBDI to PBI;

          (j) The Articles of Merger of PBAI with and into PBI, for filing with the State of Arizona;

          (k)  The Plan and Agreement of Merger of PBAI with and into PBI;

          (l) The Certificate of Ownership and Merger of PBAI with and into PBI, for filing with the State of Delaware;

          (m) The Unanimous Consent of the Directors of PBAI authorizing the merger transaction contemplated by the documents listed in items 1(j)-1(l) above;

          (n)  The Unanimous  Consent of Directors of PBI authorizing the merger
               transaction   contemplated  by  the  documents  listed  in  items
               1(j)-(l) above;

          (o) UCC-3 Financing Statement relating to that certain UCC-1 Financing Statement filed with the Arizona Secretary of State on September 16, 1999 as Document No. 01084752 showing PBAI, as Debtor, and Lender, as Secured Party, which UCC-3 Financing Statement amends such UCC-1 Financing Statement by changing the Debtor's name from PBAI to PBI;

          (p) The Certificate of Name Change, together with proof of filing with the State of Delaware showing the change of name of Wabash to PBB;

          (q) UCC-3 Financing Statement relating to that certain UCC-1 Financing Statement filed with the Delaware Secretary of State on March 30, 1998 as Document No. 9813046 showing Wabash, as Debtor, and Lender, as Secured Party, which UCC-3 Financing Statement amends such UCC-1 Financing Statement by changing the Debtor's name from Wabash to PBB;

          (r) Evidence of the conversion of the subordinated debt previously held by Renaissance Capital Growth and Income Fund III, Inc. into capital stock of PBI; and

          (s) Such other documents or instruments as the Lender may reasonably require, including, without limitation, any financing statements, notices or other instruments, required by Lender to evidence or perfect more effectively the security interest of Lender in the Collateral (as that term is defined in the Security Agreement).

2. AMENDMENTS.

Section 2.1. DEFINED TERMS.

          (a) The following definition is hereby added to Section 1.1 of the Credit Agreement:

          "REVOLVING COMMITMENT AMOUNT":

               (a) as of any date of determination from February 12, 2001 through and including May 13, 2001, and amount equal to $4,000,000; and

               (b) as of any date of determination after May 13, 2001, an amount equal to $3,000,000."

Section 2.2 REVISIONS TO REVOLVING LINE OF CREDIT.

          Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "2.1(a) REVOLVING CREDIT. A revolving loan (the "Revolving Loan") to the Borrower available as advances ("Advances") at any time and from time to time from the Closing Date to October 3, 2002 (the "Revolving Maturity Date"), during which period the Borrower may borrow, repay, and reborrow in accordance with the provisions hereof, PROVIDED, that the unpaid principal amount of revolving Advances shall not exceed the lesser of (i) the Revolving Commitment Amount, and (ii) the Borrowing Base."

          3. CONTINUING OBLIGATION; REPRESENTATIONS. To induce the Lender to enter into this Amendment, the Borrowers represent and warrant to the Lender as follows:

          Section 3.1 CONTINUING OBLIGATION. Borrowers acknowledge and agree that they remain obligated for the payment of indebtedness evidenced and secured by the Credit Agreement and the other Loan Documents, and agree to be bound by and to perform all of the covenants and agreements set forth in said documents and instruments, as the same may be amended by this Amendment.

          Section 3.2 REAFFIRMATION OF REPRESENTATIONS. Borrowers hereby restate and reaffirm all representations, warranties and covenants contained in the Credit Agreement and the Loan Documents, the same as if such covenants, representations and warranties were made by Borrowers on the date hereof.

          4. MERGER DOCUMENTS. Upon filing of the documents listed in Sections 1.1(d) and 1.1(f), and/or the documents listed in Sections 1.1(j) and 1.1(l), with the Arizona Secretary of State and the Delaware Secretary of State, Borrower agrees to promptly inform Lender of such filing, and Borrower further agrees to deliver to the Lender, within ten (10) days of such filing, true copies of such filed documents bearing proof of filing with the respective Secretaries of State.

          5. FEES AND EXPENSES. The Borrowers agree to pay or reimburse the Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees, and out-of-pocket disbursements of Lender's legal counsel) incurred by the Lender in connection with this Amendment and related documents.

          6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts each of which shall be an original and all of which shall constitute but one and the same instrument.

          7. REFERENCES. All references to the Credit Agreement in any document or instrument are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Except as amended hereby, the provisions of the Credit Agreement shall remain unmodified and in full force and effect.

                  [Remainder of page intentionally left blank;
                             Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement be executed as of the day and year first above written.


BORROWERS:                            POORE BROTHERS, INC.,
                                      a Delaware corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      POORE BROTHERS ARIZONA, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      POORE BROTHERS DISTRIBUTING, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      TEJAS PB DISTRIBUTING, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      POORE BROTHERS - BLUFFTON, LLC,
                                      a Delaware limited liability company
                                      (formerly known as Wabash Foods, LLC)

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      BOULDER NATURAL FOODS, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      BN FOODS, INC.,
                                      a Colorado corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------


LENDER:                               U.S. BANK NATIONAL ASSOCIATION,
                                      a national banking association

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                ACKNOWLEDGMENT AND CONSENT OF SUBORDINATED LENDER

     WELLS FARGO SMALL BUSINESS INVESTMENT COMPANY, INC., a California corporation ("WELLS FARGO") hereby acknowledges and agrees that the attached Revolving Note and the increase in the Revolving Commitment Amount to $4,000,000 under the Credit Agreement (and any amounts borrowed by Borrowers pursuant to such increase) and any other loans, advances or other financial accommodations now or hereafter made by the Lender to any one or more of the Borrowers (collectively, the "ADDITIONAL CREDIT") shall constitute "Senior Debt" as that term is defined in that certain Subordination Agreement (Debt and Security) dated October 3, 1999 by and between Wells Fargo and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC, a Minnesota corporation, predecessor in interest to U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "SUBORDINATION AGREEMENT"). Accordingly, Wells Fargo hereby expressly acknowledges and agrees that any obligation now or hereafter owed by any one or more of the Borrowers to Wells Fargo is and shall be subordinate to the Additional Credit and the other Senior Debt in accordance with the terms and conditions set forth in the Subordination Agreement.


                                 WELLS FARGO SMALL BUSINESS
                                 INVESTMENT COMPANY, INC.


                                 By:
                                     -------------------------------------------
                                 Its:
                                      ------------------------------------------

                                 REVOLVING NOTE

$4,000,000                                                  ______________, 2001


     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and POORE BROTHERS - BLUFFTON, LLC (formerly known as Wabash Foods, LLC), a Delaware limited liability company ("PBB"), (PBI, PBAI, PBDI, Tejas and PBB each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds on the Revolving Maturity Date (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     This note is the Revolving Note referred to in the Credit Agreement dated as of October 3, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2000, as further amended by that certain Second Amendment to Credit Agreement dated as of _______, 2001 (as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     This note is issued as replacement for, and not payment of, that certain Revolving Note dated as of October 3, 1999 made payable by the Borrowers to the order of Lender in the original principal amount of Three Million and No/100 Dollars ($3,000,000.00).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


BORROWERS:                            POORE BROTHERS, INC.,
                                      a Delaware corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      POORE BROTHERS ARIZONA, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      POORE BROTHERS DISTRIBUTING, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      TEJAS PB DISTRIBUTING, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      POORE BROTHERS - BLUFFTON, LLC,
                                      a Delaware limited liability company
                                      (formerly known as Wabash Foods, LLC)

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      BOULDER NATURAL FOODS, INC.,
                                      an Arizona corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

                                      BN FOODS, INC.,
                                      a Colorado corporation

                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------

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